UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: November 7, 2002
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



       Nevada                 0-17371               88-0182808
  (State or other           (Commission          (I.R.S. Employer
  jurisdiction or           File Number)       Identification Number)
  incorporation or
    organization)


                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)



                                 (620) 698-2250
              (Registrant's telephone number, including area code)





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Item 1. Changes in Control of Registrant

     The acquisition by Quest Resource Corporation (the "Corporation") of all of the outstanding stock of STP Cherokee, Inc. ("STP") and the related transactions occurred effective as of November 7, 2002 (not November 8, 2002 as previously reported).

     The number of shares transferred by Mr. Cash to Boothbay Royalty Company was originally reported incorrectly. The correct number of shares transferred was 2,690,393, representing approximately 21.0% of the outstanding common stock of the Corporation after giving effect to the acquisition of STP. The transfer occurred effective as of November 7, 2002.

Item 9.  Regulation FD Disclosure

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On January 22, 2003, the co-chief executive officers and the chief financial officer of Quest Resource Corporation executed certifications in connection with this Form 8-K/A of Quest Resource Corporation dated November 7, 2002, pursuant to the Sarbanes-Oxley Act of 2002. A copy of such certifications are included herewith as Exhibits 99.4 and 99.5.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of the Businesses Acquired.

     Filed herewith as Exhibits 99.1, 99.2 and 99.3 are audited financial statements and unaudited interim financial statements as required by this
Item 7 for STP Cherokee, Inc., which was acquired by registrant as reported in a Current Report on Form 8-K filed November 19, 2002.

     (b) Pro Forma Financial Information.

     Filed herewith as Exhibit 99.4 are the unaudited pro forma consolidated condensed balance sheet and the unaudited pro forma consolidated condensed statement of operations for the registrant, giving effect to the acquisition of STP Cherokee, Inc. by the registrant as described in a Current Report on Form 8-K filed November 19, 2002.


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


     (c) Exhibits.

       Exhibit
       Number         Description
       ------         -----------
        23.1    Consent of Independent Accountants.

        99.1 Audited financial statements of STP Cherokee, Inc. as of December 31, 2000 and for the year then ended.

        99.2 Audited financial statements of STP Cherokee, Inc. as of December 31, 2001 and for the year then ended.

        99.3    Unaudited financial statements of STP Cherokee,
                Inc. as of August 31, 2002 and for the eight months ended August 31, 2002.

        99.4 Unaudited pro forma consolidated condensed balance sheet of Quest Resource Corporation as of August 31, 2002 and unaudited proforma consolidated condensed statement of operations of Quest Resource Corporation for the year ended May 31, 2002 and the three month period ended August 31, 2002 giving effect to the acquisition of STP Cherokee, Inc.

        99.5 Officer Certification dated January 22, 2003, pursuant to the Sarbanes-Oxley Act of 2002 (co-Chief Executive Officer and Chief Financial Officer).

        99.6 Officer Certification dated January 22, 2003, pursuant to the Sarbanes-Oxley Act of 2002 (co-Chief Executive Officer).



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By: /s/ Douglas L. Lamb
                                   _______________________________________
                                   Douglas L. Lamb
                                   President and co-Chief Executive Officer

     Date: January 21, 2003.



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